UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2022

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

495 Commerce Drive

Amherst, New York 14228

(Address of Principal Executive Offices, including zip code)

(716) 242-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	AMOT	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.02.	Unregistered Sales of Equity Securities

On May 30, 2022, Allied Motion Technologies Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company, directly and through its wholly-owned subsidiaries, acquired the direct and indirect legal and beneficial ownership of the shares of FPH Group Inc., a corporation incorporated pursuant to the laws of the Province of Ontario (“FPH”), and the membership interests of Transtar International, LLC, a Michigan limited liability company (the “Transaction”). Under the Purchase Agreement, a portion of the purchase price was in the form of equity consisting of 22,886 shares of Company common stock and 93,728 exchangeable shares of an indirect wholly-owned subsidiary of the Company (“ExchangeCo”), each of which is initially exchangeable into one share of Company common stock, subject to adjustment, in accordance with the terms and conditions of a Support Agreement entered into concurrently with the closing of the Transaction. The exchangeable shares were issued to minimize any adverse tax consequences for certain Canadian shareholders of FPH.

Pursuant to the terms of the Support Agreement, the Company agreed, among other things: (a) not to declare or pay dividends on shares of the Company’s common stock without simultaneously declaring or paying an equivalent dividend on the exchangeable shares of ExchangeCo; (b) to reserve such number of shares of the Company’s common stock as is equal to the number of exchangeable shares of ExchangeCo issued and outstanding from time to time; and (c) to issue and deliver to ExchangeCo the requisite number of shares of the Company’s common stock upon the retraction or redemption of the exchangeable shares of ExchangeCo, as the case may be, in accordance with their terms.

The securities issued in connection with the Transaction were issued by the Company to the applicable seller in reliance upon on Section 4(a)(2) of the Securities Act. Each seller represented that it was an “accredited investor” and will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 3.03.	Material Modification to Rights of Security Holders

The disclosure under Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     June 3, 2022

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ Michael R. Leach

Michael R. Leach
Chief Financial Officer